UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2026

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Park National Corporation 2026 Long-Term Incentive Plan for Employees

At the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) of Park National Corporation (“Park”) held on April 27, 2026, the Park shareholders approved the Park National Corporation 2026 Long-Term Incentive Plan for Employees (the “2026 Employees LTIP”). The Park Board of Directors had previously approved the 2026 Employees LTIP, subject to shareholder approval, on January 20, 2026.

The 2026 Employees LTIP became effective on April 27, 2026, and, unless earlier terminated by Park’s Board of Directors, will terminate on the tenth anniversary of the effective date. No incentive stock option may be granted after January 20, 2036. The 2026 Employees LTIP is intended to replace the Park National Corporation 2017 Long-Term Incentive Plan for Employees (the “2017 Employees LTIP”), and no new awards will be granted under the 2017 Employees LTIP after the 2026 Annual Meeting, although awards granted under the 2017 Employees LTIP prior to the 2026 Annual Meeting will remain outstanding in accordance with their terms.

The 2026 Employees LTIP will be administered by the Compensation Committee of Park’s Board of Directors. The 2026 Employees LTIP permits the Compensation Committee to grant eligible employees incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. Subject to adjustment as provided in the 2026 Employees LTIP, the aggregate number of common shares available for awards under the 2026 Employees LTIP is 1,500,000. During any fiscal year of Park, the aggregate number of common shares subject to all forms of awards granted to all participants may not exceed 150,000 common shares, provided that the Compensation Committee may increase this annual limit by granting any of the 150,000 common shares that were authorized, but not granted, in prior fiscal years, so long as the total number of common shares covered by awards granted in any given fiscal year does not exceed 300,000 common shares. In addition, the number of common shares subject to all forms of awards granted to a single employee during any fiscal year may not exceed 15,000 common shares.

The foregoing summary description of the 2026 Employees LTIP does not purport to be complete and is qualified in its entirety by reference to the text of the 2026 Employees LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary description of the 2026 Employees LTIP can be found under the caption “APPROVAL OF PARK NATIONAL CORPORATION 2026 LONG-TERM INCENTIVE PLAN FOR EMPLOYEES (Proposal 4)” in Park’s definitive proxy statement for the 2026 Annual Meeting.

Approval of Park National Corporation 2026 Long-Term Incentive Plan for Non-Employee Directors

At the 2026 Annual Meeting, the Park shareholders approved the Park National Corporation 2026 Long-Term Incentive Plan for Non-Employee Directors (the “2026 Directors LTIP”). The Park Board of Directors had previously approved the 2026 Directors LTIP, subject to shareholder approval, on January 20, 2026.

The 2026 Directors LTIP became effective on April 27, 2026, and, unless earlier terminated by Park’s Board of Directors, will terminate on the tenth anniversary of the effective date. The 2026 Directors LTIP is intended to replace the Park National Corporation 2017 Long-Term Incentive Plan for Non-Employee Directors (the “2017 Directors LTIP”), and no new awards will be granted under the 2017 Directors LTIP after the 2026 Annual Meeting, although awards granted under the 2017 Directors LTIP prior to the 2026 Annual Meeting will remain outstanding in accordance with their terms.

The 2026 Directors LTIP will be administered by the Park Board of Directors. The 2026 Directors LTIP permits awards to eligible participants in the form of nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. Subject to adjustment as provided in the 2026 Directors LTIP, the aggregate number of common shares available for awards under the 2026 Directors LTIP is 150,000. During any fiscal year of Park, the aggregate number of common shares subject to all forms of awards granted under the 2026 Directors LTIP may not exceed 15,000 common shares, and the number of common shares subject to all forms of awards granted to a single Director in any capacity during any fiscal year may not exceed 1,500 common shares.

The foregoing summary description of the 2026 Directors LTIP does not purport to be complete and is qualified in its entirety by reference to the text of the 2026 Directors LTIP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary description of the 2026 Directors LTIP can be found under the caption “APPROVAL OF PARK NATIONAL CORPORATION 2026 LONG-TERM INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS (Proposal 5)” in Park’s definitive proxy statement for the 2026 Annual Meeting.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)Park held its 2026 Annual Meeting on April 27, 2026 as a virtual meeting via live webcast. At the close of business on February 27, 2026 (the record date for the 2026 Annual Meeting), here were 18,066,393 common shares outstanding and 17,835,037 common shares outstanding and entitled to vote. As of February 27, 2026, there were 231,356 shares that had not yet been exchanged by former First Citizens Bancshares, Inc. shareholders, and thus, could not be voted. At the 2026 Annual Meeting, 14,556,015 or 81.61%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)(i) Directors elected at the 2026 Annual Meeting to serve for a three-year term to expire at the 2029 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified, or until each such individual's earlier resignation, removal from office or death, and the vote with respect to each such individual (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
D. Byrd Miller, III	11,796,932	119,354	2,576,630	63,099
Matthew R. Miller	11,817,568	92,407	2,576,630	69,410
Karen A. Morrison	11,810,469	109,423	2,576,630	59,493
Robert E. O'Neill	11,221,407	704,348	2,576,630	53,630

(ii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2026 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
11,655,272	229,989	2,576,630	94,124

(iii) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2026:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
14,408,959	100,761	—	46,295

(iv) With respect to the vote to approve the Park National Corporation 2026 Long-Term Incentive Plan for Employees:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
10,051,399	1,875,565	2,576,630	52,421

(v) With respect to the vote to approve the Park National Corporation 2026 Long-Term Incentive Plan for Non-Employee Directors:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
11,584,603	283,992	2,576,630	110,790

(c)    Not applicable.

(d)    Not applicable.

Item 9.01 - Financial Statements and Exhibits.

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

10.1    Park National Corporation 2026 Long-Term Incentive Plan for Employees

10.2    Park National Corporation 2026 Long-Term Incentive Plan for Non-Employee Directors

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 28, 2026	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer